                                                                       EXHIBIT B

                    CENTERPOINT ENERGY, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                             (THOUSANDS OF DOLLARS)
                                   (UNAUDITED)

                                     ASSETS

                                                                                 DECEMBER 31,       SEPTEMBER 30,
                                                                                     2002               2003
                                                                                --------------     --------------
CURRENT ASSETS:
   Cash and cash equivalents................................................    $      304,281     $       34,785
   Investment in Time Warner common stock...................................           283,486            326,983
   Accounts receivable, net.................................................           558,328            497,750
   Accrued unbilled revenues................................................           354,497            224,775
   Fuel stock and petroleum products........................................           166,742            262,671
   Materials and supplies...................................................           185,074            181,829
   Non-trading derivative assets............................................            27,275             15,127
   Taxes receivable.........................................................            72,027            133,349
   Current assets of discontinued operations...............................             12,505              6,399
   Prepaid expenses and other current assets................................            71,138             78,733
                                                                                --------------     --------------
     Total current assets...................................................         2,035,353          1,762,401
                                                                                --------------     --------------

PROPERTY, PLANT AND EQUIPMENT:
   Property, plant and equipment............................................        19,852,729         19,863,869
   Less accumulated depreciation and amortization...........................        (8,487,612)        (8,726,128)
                                                                                --------------     --------------
     Property, plant and equipment, net.....................................        11,365,117         11,137,741
                                                                                --------------     --------------

OTHER ASSETS:
   Goodwill, net............................................................         1,740,510          1,740,510
   Other intangibles, net...................................................            65,880             80,086
   Regulatory assets........................................................         4,000,646          4,776,690
   Non-trading derivative assets............................................             3,866              8,467
   Non-current assets of discontinued operations...........................             50,272             21,473
   Other....................................................................           444,860            531,160
                                                                                --------------     --------------
     Total other assets.....................................................         6,306,034          7,158,386
                                                                                --------------     --------------

       TOTAL ASSETS.........................................................    $   19,706,504     $   20,058,528
                                                                                ==============     ==============

                                                                       EXHIBIT B

                    CENTERPOINT ENERGY, INC. AND SUBSIDIARIES
                    CONSOLIDATED BALANCE SHEETS - (CONTINUED)
                             (THOUSANDS OF DOLLARS)
                                   (UNAUDITED)

                      LIABILITIES AND SHAREHOLDERS' EQUITY

                                                                                 DECEMBER 31,      SEPTEMBER 30,
                                                                                     2002               2003
                                                                                --------------     --------------
CURRENT LIABILITIES:
   Short-term borrowings...................................................     $      347,000     $       55,000
   Current portion of long-term debt.......................................            810,325            168,837
   Indexed debt securities derivative......................................            224,881            263,391
   Accounts payable........................................................            621,528            470,202
   Taxes accrued...........................................................            192,570            165,773
   Interest accrued........................................................            197,274            160,387
   Non-trading derivative liabilities......................................             26,387             14,388
   Regulatory liabilities..................................................            168,173            181,359
   Accumulated deferred income taxes, net..................................            285,214            290,261
   Deferred revenues.......................................................             48,940             59,765
   Current liabilities of discontinued operations..........................              2,856                 --
   Other...................................................................            286,005            249,265
                                                                                --------------     --------------
     Total current liabilities.............................................          3,211,153          2,078,628
                                                                                --------------     --------------

OTHER LIABILITIES:
   Accumulated deferred income taxes, net..................................          2,445,133          2,789,323
   Unamortized investment tax credits......................................            230,037            217,010
   Non-trading derivative liabilities......................................                873              3,830
   Benefit obligations.....................................................            832,152            877,361
   Regulatory liabilities..................................................            959,421            664,156
   Non-current liabilities of discontinued operations......................              6,912              8,009
   Other...................................................................            698,121            730,463
                                                                                --------------     --------------
     Total other liabilities...............................................          5,172,649          5,290,152
                                                                                --------------     --------------

LONG-TERM DEBT.............................................................          9,194,320         10,890,928
                                                                                --------------     --------------

COMMITMENTS AND CONTINGENCIES

MINORITY INTEREST IN CONSOLIDATED SUBSIDIARIES.............................                292            185,308
                                                                                --------------     --------------

COMPANY OBLIGATED MANDATORILY REDEEMABLE PREFERRED SECURITIES OF
   SUBSIDIARY TRUSTS HOLDING SOLELY JUNIOR SUBORDINATED DEBENTURES OF THE
   COMPANY................................................................             706,140                 --
                                                                                --------------     --------------

SHAREHOLDERS' EQUITY:
   Common stock (300,101,587  shares and 305,419,649 shares outstanding
     at December 31, 2002 and September 30, 2003, respectively)............              3,050              3,060
   Additional paid-in capital..............................................          3,046,043          2,868,485
   Unearned ESOP stock.....................................................            (78,049)            (9,542)
   Retained deficit........................................................         (1,062,083)          (751,135)
   Accumulated other comprehensive loss....................................           (487,011)          (497,356)
                                                                                --------------     --------------
     Total shareholders' equity............................................          1,421,950          1,613,512
                                                                                --------------     --------------

       TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY..........................     $   19,706,504     $   20,058,528
                                                                                ==============     ==============

                                                                       EXHIBIT B

            CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC AND SUBSIDIARIES
        (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF CENTERPOINT ENERGY, INC.)
                           CONSOLIDATED BALANCE SHEETS
                             (THOUSANDS OF DOLLARS)
                                   (UNAUDITED)

                                     ASSETS

                                                                                 DECEMBER 31,       SEPTEMBER 30,
                                                                                     2002               2003
                                                                                --------------     --------------
CURRENT ASSETS:
   Cash and cash equivalents................................................    $       70,866     $       14,693
   Accounts and notes receivable, net.......................................            99,304            113,423
   Accrued unbilled revenues................................................            70,385             82,801
   Materials and supplies...................................................            59,941             56,790
   Taxes receivable.........................................................            40,997             72,136
   Other....................................................................            11,838              8,847
                                                                                --------------     --------------
     Total current assets...................................................           353,331            348,690
                                                                                --------------     --------------

PROPERTY, PLANT AND EQUIPMENT:
   Property, plant and equipment............................................         5,959,843          6,053,158
   Less accumulated depreciation and amortization...........................        (2,122,611)        (2,238,237)
                                                                                --------------     --------------
     Property, plant and equipment, net.....................................         3,837,232          3,814,921
                                                                                --------------     --------------

OTHER ASSETS:
   Other intangibles, net...................................................            39,912             39,429
   Regulatory assets........................................................         3,970,007          4,743,310
   Notes receivable -- affiliated companies.................................           814,513            814,513
   Other....................................................................            66,049             84,005
                                                                                --------------     --------------
     Total other assets.....................................................         4,890,481          5,681,257
                                                                                --------------     --------------

       TOTAL ASSETS.........................................................    $    9,081,044     $    9,844,868
                                                                                ==============     ==============

                                                                       EXHIBIT B

            CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC AND SUBSIDIARIES
        (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF CENTERPOINT ENERGY, INC.)
                    CONSOLIDATED BALANCE SHEETS - (CONTINUED)
                             (THOUSANDS OF DOLLARS)
                                   (UNAUDITED)

                         LIABILITIES AND MEMBER'S EQUITY

                                                                                 DECEMBER 31,       SEPTEMBER 30,
                                                                                     2002               2003
                                                                                --------------     --------------
CURRENT LIABILITIES:
   Current portion of long-term debt.......................................     $       18,758     $       41,228
   Accounts payable........................................................             32,362             26,120
   Accounts payable -- affiliated companies, net...........................             43,662             32,118
   Notes payable -- affiliated companies, net..............................            214,976            127,705
   Taxes accrued...........................................................             85,205             66,813
   Interest accrued........................................................             78,355             30,923
   Regulatory liabilities..................................................            168,173            180,932
   Franchise fees accrued..................................................             33,837             44,338
   Other...................................................................             23,894             26,014
                                                                                --------------     --------------
     Total current liabilities.............................................            699,222            576,191
                                                                                --------------     --------------

OTHER LIABILITIES:
   Accumulated deferred income taxes, net..................................          1,419,301          1,667,252
   Unamortized investment tax credits......................................             53,581             50,064
   Benefit obligations.....................................................             61,671             80,576
   Regulatory liabilities..................................................            940,615            642,312
   Notes payable -- affiliated companies...................................            916,400            379,900
   Accounts payable -- affiliated companies................................                 --            395,516
   Other...................................................................             24,987             13,101
                                                                                --------------     --------------
     Total other liabilities...............................................          3,416,555          3,228,721
                                                                                --------------     --------------

LONG-TERM DEBT.............................................................          2,641,281          3,347,078
                                                                                --------------     --------------
COMMITMENTS AND CONTINGENCIES

MEMBER'S EQUITY:
   Common stock............................................................                  1                  1
   Paid-in capital.........................................................          2,205,039          2,200,401
   Retained earnings.......................................................            118,946            492,476
                                                                                --------------     --------------
     Total member's equity.................................................          2,323,986          2,692,878
                                                                                --------------     --------------

       TOTAL LIABILITIES AND MEMBER'S EQUITY...............................     $    9,081,044     $    9,844,868
                                                                                ==============     ==============

                                                                       EXHIBIT B

               CENTERPOINT ENERGY RESOURCES CORP. AND SUBSIDIARIES
        (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF CENTERPOINT ENERGY, INC.)
                           CONSOLIDATED BALANCE SHEETS
                             (THOUSANDS OF DOLLARS)
                                   (UNAUDITED)

                                     ASSETS

                                                                                 DECEMBER 31,       SEPTEMBER 30,
                                                                                     2002                2003
                                                                                --------------     --------------
CURRENT ASSETS:
  Cash and cash equivalents.................................................    $        9,237     $       18,018
  Accounts and notes receivable, principally customers (net of allowance for
     doubtful accounts of $19,568 and $20,222, respectively)................           380,317            269,058
  Accrued unbilled revenue..................................................           284,112            141,974
  Materials and supplies....................................................            32,264             33,006
  Natural gas inventory.....................................................           103,443            182,403
  Non-trading derivative assets.............................................            27,275             15,127
  Taxes receivable..........................................................            61,512             43,733
  Current deferred tax asset................................................                --              2,712
  Prepaid expenses..........................................................            20,767              6,851
  Other.....................................................................            29,998             56,791
                                                                                --------------     --------------
    Total current assets....................................................           948,925            769,673
                                                                                --------------     --------------

PROPERTY, PLANT AND EQUIPMENT:
  Property, plant and equipment.............................................         3,885,820          4,020,501
  Less accumulated depreciation.............................................          (650,148)          (732,949)
                                                                                --------------     --------------
    Property, plant and equipment, net......................................         3,235,672          3,287,552
                                                                                --------------     --------------

OTHER ASSETS:
  Goodwill..................................................................         1,740,510          1,740,510
  Other intangibles, net....................................................            19,878             19,666
  Non-trading derivative assets.............................................             3,866              8,467
  Notes receivable - affiliated companies, net..............................            39,097             34,747
  Other.....................................................................            55,571            137,835
                                                                                --------------     --------------
    Total other assets......................................................         1,858,922          1,941,225
                                                                                --------------     --------------

TOTAL ASSETS................................................................    $    6,043,519     $    5,998,450
                                                                                ==============     ==============

                                                                       EXHIBIT B

               CENTERPOINT ENERGY RESOURCES CORP. AND SUBSIDIARIES
        (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF CENTERPOINT ENERGY, INC.)
                   CONSOLIDATED BALANCE SHEETS -- (CONTINUED)
                             (THOUSANDS OF DOLLARS)
                                   (UNAUDITED)

                      LIABILITIES AND STOCKHOLDER'S EQUITY

                                                                                 DECEMBER 31,       SEPTEMBER 30,
                                                                                     2002               2003
                                                                                --------------     --------------
CURRENT LIABILITIES:
  Short-term borrowings.....................................................    $      347,000     $       55,000
  Current portion of long-term debt.........................................           517,616                 --
  Accounts payable, principally trade.......................................           465,694            296,062
  Accounts and notes payable - affiliated companies, net....................           101,231             15,809
  Interest accrued..........................................................            49,084             58,821
  Taxes accrued.............................................................            57,057             65,032
  Customer deposits.........................................................            54,081             53,540
  Non-trading derivative liabilities........................................             9,973              8,500
  Accumulated deferred income taxes, net....................................             6,557                 --
  Other.....................................................................           102,510             88,697
                                                                                --------------     --------------
       Total current liabilities............................................         1,710,803            641,461
                                                                                --------------     --------------

OTHER LIABILITIES:
  Accumulated deferred income taxes, net....................................           589,332            621,881
  Benefit obligations.......................................................           132,434            131,021
  Non-trading derivative liabilities........................................               873              3,830
  Other.....................................................................           125,876            133,944
                                                                                --------------     --------------
      Total other liabilities...............................................           848,515            890,676
                                                                                --------------     --------------

LONG-TERM DEBT..............................................................         1,441,264          2,347,787
                                                                                --------------     --------------

COMMITMENTS AND CONTINGENCIES

COMPANY OBLIGATED MANDATORILY REDEEMABLE CONVERTIBLE PREFERRED SECURITIES OF
   SUBSIDIARY TRUST HOLDING SOLELY JUNIOR SUBORDINATED DEBENTURES OF THE
   COMPANY..................................................................               508                 --
                                                                                --------------     --------------

STOCKHOLDER'S EQUITY:
  Common stock..............................................................                 1                  1
  Paid-in capital...........................................................         1,986,364          1,985,254
  Retained earnings.........................................................            44,804            137,401
  Accumulated other comprehensive income....................................            11,260             (4,130)
                                                                                --------------     --------------
      Total stockholder's equity............................................         2,042,429          2,118,526
                                                                                --------------     --------------

  TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY................................    $    6,043,519     $    5,998,450
                                                                                ==============     ==============

                                                                       EXHIBIT B

                           TEXAS GENCO HOLDINGS, INC.
                           CONSOLIDATED BALANCE SHEETS
                             (THOUSANDS OF DOLLARS)
                                   (UNAUDITED)

                                                                                 DECEMBER 31,       SEPTEMBER 30,
                                                                                     2002               2003
                                                                                --------------     --------------
                                       ASSETS
CURRENT ASSETS:
  Cash and cash equivalents.................................................    $          578     $          385
  Customer accounts receivable..............................................            68,604            108,137
  Accounts receivable, other................................................             4,544              5,450
  Materials and supplies....................................................            92,869             92,034
  Fuel stock and petroleum products.........................................            63,298             80,268
  Prepaid expenses..........................................................             4,024              1,571
                                                                                --------------     --------------
       Total current assets.................................................           233,917            287,845
                                                                                --------------     --------------
PROPERTY, PLANT AND EQUIPMENT, NET..........................................         3,980,770          4,128,010
                                                                                --------------     --------------
OTHER ASSETS:
  Nuclear decommissioning trust.............................................           162,576            179,213
  Other.....................................................................            11,584             28,325
                                                                                --------------     --------------
       Total other assets...................................................           174,160            207,538
                                                                                --------------     --------------
          TOTAL ASSETS......................................................    $    4,388,847     $    4,623,393
                                                                                ==============     ==============

                        LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable -  affiliated companies, net.............................    $       22,652     $        5,111
  Accounts payable, fuel....................................................            76,399             94,087
  Accounts payable, other...................................................            43,877             55,107
  Notes payable - affiliated companies, net.................................            86,186             29,353
  Taxes and interest accrued................................................            38,591             96,142
  Deferred capacity auction revenue.........................................            48,721             55,559
  Other.....................................................................            15,918             16,582
                                                                                --------------     --------------
       Total current liabilities............................................           332,344            351,941
                                                                                --------------     --------------
OTHER LIABILITIES:
  Accumulated deferred income taxes, net....................................           813,246            851,303
  Unamortized investment tax credit.........................................           170,569            161,460
  Nuclear decommissioning reserve...........................................           139,664            193,490
  Benefit obligations.......................................................            15,751             17,338
  Accrued reclamation costs.................................................            39,765              4,085
  Notes payable -  affiliated companies, net................................            18,995             18,571
  Other.....................................................................            34,470             56,810
                                                                                --------------     --------------
       Total other liabilities..............................................         1,232,460          1,303,057
                                                                                --------------     --------------

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' EQUITY:
  Common stock (80,000,000 shares outstanding at December 31, 2002
    and September 30, 2003, respectively)...................................                 1                  1
  Additional paid-in capital................................................         2,878,502          2,879,127
  Retained earnings (deficit)...............................................           (54,460)            89,267
                                                                                --------------     --------------
       Total shareholders' equity...........................................         2,824,043          2,968,395
                                                                                --------------     --------------
          TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY........................    $    4,388,847     $    4,623,393
                                                                                ==============     ==============